Exhibit 10.4

FIRST AMENDMENT

TO

THE AGREEMENT AND PLAN OF MERGER

This FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER (“Amendment”) effective this 2nd day of November, 2009, is by and among ARMOUR RESIDENTIAL REIT, INC., a Maryland corporation ("Parent"), ARMOUR MERGER SUB CORP., a Delaware corporation ("Merger Sub"), and ENTERPRISE ACQUISITION CORP., a Delaware corporation (the "Company").

Recitals

WHEREAS, Parent, Merger Sub and the Company have previously entered into that certain Agreement and Plan of Merger dated as of July 29, 2009 (the “Agreement”); and

WHEREAS, Section 9.5 of the Agreement allows the parties to amend the Agreement; and

WHEREAS, the parties wish to amend the Agreement to reflect the terms set forth below.

Agreement

NOW, THEREFORE, in consideration of the premises, the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.

Section 7.1(h) of the Agreement is hereby deleted in its entirety.

2.

Except as amended by the terms of this Amendment, the Agreement remains in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed the day and year first written above.

ARMOUR RESIDENTIAL REIT, INC.

By:

/s/ Jeffrey J. Zimmer

Name:

Jeffrey J. Zimmer

Title:

Chief Executive Officer

ARMOUR MERGER SUB CORP.

By:

/s/ Jeffrey J. Zimmer

Name:

Jeffrey J. Zimmer

Title:

Chief Executive Officer

ENTERPRISE ACQUISITION CORP.

By:

/s/ Daniel C. Staton

Name:

Daniel C. Staton

Title:

President & CEO

[Signature Page to First Amendment to the Agreement and Plan of Merger]

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